UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          April 6, 2007
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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     (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            ------------

      On April 6, 2007, Six Flags, Inc. (the "Company") completed the previously announced sale to PARC 7F-Operations Corporation of all the securities of its subsidiaries that own three of the Company's water parks and four of its theme parks. The terms of the sale are more fully described in the Form 8-K filed by the Company with the Securities and Exchange Commission on January 17, 2007. A copy of the press release announcing the completion of the sale is attached hereto as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits


       99.1   Press Release, dated April 9, 2007.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                       By:  /s/ James M. Coughlin
                                           -------------------------------------
                                           Name:   James M. Coughlin
                                           Title:  General Counsel


Date:  April 11, 2007

                                  EXHIBIT INDEX


                                                                    Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- --------------------------------------------- --------------------
     99.1     Press Release, dated April 9, 2007.                      E